SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported): July 7, 2000



                             OPAL TECHNOLOGIES, INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   33-18834-LA
                            ------------------------
                            (Commission file number)

                  Nevada                                        87-0306464
-----------------------------------------------          -----------------------
(State or other jurisdiction of incorporation)              (I.R.S. Employer
                                                          Identification Number)


                  Unit 2810, 28/F, Shun Tak Centre, West Tower,
                     200 Connaught Road Central, Hong Kong
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                011-852-2517-7674
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Suite 4704, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Change in Principal Office and Telephone Number

On July 7, 2000, the Company changing its executive offices from Suite 4704, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong to Unit 2810, 28/F, Shun Tak Centre, West Tower, 200 Connaught Road Central, Hong Kong. The new telephone number is 852-2517-7674 and the new fax number is 852-2517-7271.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   OPAL TECHNOLOGIES, INC.


                                                   By: /s/ Eric Cheng
                                                      --------------------------
                                                       Eric Cheng, President

Date: July 7, 2000